                            SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:
[ ]      Preliminary Proxy Statement                                         [ ]     Confidential, for Use of the Commission
                                                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14-12

                           USLIFE Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.
         (1) Title of each class of securities to which transaction applies:

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         (2)     Aggregate number of securities to which transaction applies:

                 ---------------------------------------------------------------
         (3) Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                 ---------------------------------------------------------------
         (4)     Proposed maximum aggregate value of transaction:

                 ---------------------------------------------------------------
         (5)     Total fee paid:

                 ---------------------------------------------------------------
[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)     Amount previously paid:

                 ---------------------------------------------------------------

         (2)     Form, Schedule or Registration Statement no.:

                 ---------------------------------------------------------------

         (3)     Filing Party:

                 ---------------------------------------------------------------

         (4)     Date Filed:

                 ---------------------------------------------------------------

                            USLIFE INCOME FUND, INC.

                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 24, 1997

TO THE SHAREHOLDERS:

     An annual meeting of the shareholders of USLIFE Income Fund, Inc. ("Fund") will be held at the principal executive offices of The Variable Annuity Life Insurance Company ("VALIC"), 2929 Allen Parkway, Houston, Texas 77019, on September 24, 1997 at 11:00 a.m., Central time for the following purposes:

     1. To approve an interim investment advisory agreement between the Fund and USLIFE Advisers, Inc.;

     2. To approve a new investment advisory agreement between the Fund and The Variable Annuity Life Insurance Company;

     3. To elect six (6) directors to hold office until their successors are elected and qualified;

     4. To ratify the selection of KPMG Peat Marwick LLP as independent auditor of the Fund for the fiscal year ending June 30, 1998;

     5. To amend the fundamental investment restriction prohibiting the Fund from investing in foreign securities to permit the Fund to invest up to 20% of its net assets in foreign securities; and

     6. To transact such other business as may properly come before the meeting or any adjournments thereof.

     You will be entitled to notice of, and to vote at, the meeting and any adjournments thereof, if you owned shares of the Fund at the close of business on August 6, 1997. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By Order of the Board of Directors

                                          /s/ NORMAN JASKOL
                                          Norman Jaskol
                                          President

August 15, 1997
2929 Allen Parkway
Houston, Texas 77019

                            USLIFE INCOME FUND, INC.
                               2929 ALLEN PARKWAY
                              HOUSTON, TEXAS 77019

        ----------------------------------------------------------------

                                PROXY STATEMENT

        ----------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors ("Board") of USLIFE Income Fund, Inc. ("Fund") for use at the Annual Meeting ("Meeting") of the Fund's shareholders on September 24, 1997. This meeting is being held to, among other things, reflect and effectuate changes caused by the merger of USLIFE Corporation ("USLIFE"), parent of the Fund's investment adviser, into and with a wholly-owned subsidiary of American General Corporation ("American General"), effective June 17, 1997. The Meeting will be held at the principal executive offices of The Variable Annuity Life Insurance Company ("VALIC"), an indirect wholly-owned subsidiary of American General, at 2929 Allen Parkway, Houston, Texas 77019, at 11:00 a.m. Central time, for the purposes set forth in the Notice of Meeting.

     The Fund's shareholders of record as of the close of business on August 6, 1997 ("Record Date"), are entitled to notice of and to vote at the Meeting and any adjournment thereof. Each full share outstanding is entitled to one vote, and each fractional share outstanding is entitled to the corresponding proportion of one vote, with respect to each matter voted upon by the shareholders of the Fund. As of the Record Date, the Fund had 5,643,768 shares issued and outstanding. To the knowledge of the Fund's management, no officer, director or nominee of the Fund beneficially owned, individually or as a group, more than 1% of the outstanding shares of the Fund, and no person owned beneficially 5% or more of the outstanding shares of the Fund as of that date.

     All costs associated with the Meeting, including the solicitation of proxies, will be borne by USLIFE Advisers, Inc., the Fund's investment adviser ("Adviser"). The solicitation of proxies will be made primarily by mail but also may be made by telephone and/or personal contact by directors and officers of the Fund and by regular employees of USLIFE or its affiliates. The Fund may also retain the services of Georgeson & Co. Inc., whose fees and expenses, which are anticipated to approximate $19,500, will be borne by VALIC.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated thereon if your proxy is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you properly execute your proxy card and give no voting instructions, your shares will be voted in favor of the proposals described in this Proxy Statement. You may revoke your proxy at any time prior to its exercise at the Meeting by written notice to the Fund, by execution of a subsequent proxy or by voting in person at the Meeting.

     A quorum of a majority of the Fund's issued and outstanding voting shares as of the close of business on the Record Date represented in person or by proxy, must be present for the transaction of business at the Meeting. In the absence of a quorum or in the event that a quorum is present at the meeting but sufficient votes to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal against such adjournment.

     If a shareholder participates in the Fund's Automatic Dividend Investment Plan ("Plan") and holds shares in his or her name in addition to the shares held in custody for the shareholder pursuant to the Plan, the proxy to vote shares registered in the shareholder's name will serve as instructions for voting shares held in custody for the shareholder pursuant to the Plan. If a shareholder does not send a proxy to vote the shares registered in his or her name, the shares held for the shareholder's account in the Plan will not be voted.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Abstentions and broker non-votes also will not be counted as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present.

     The Notice and Proxy Statement are being mailed to shareholders on or about August 15, 1997.

                                   BACKGROUND

     USLIFE Advisers, Inc. ("Adviser"), has served as the Fund's investment adviser from August 4, 1976 through June 17, 1997 pursuant to an investment advisory agreement ("Advisory Agreement") dated August 4, 1976. On June 17, 1997, the parent company of the Adviser, USLIFE Corporation ("USLIFE"), merged with and into a wholly-owned subsidiary of American General Corporation ("American General") and the Adviser became an indirect, wholly-owned subsidiary of American General. For purposes of the Investment Company Act of 1940, as amended ("1940 Act"), this merger ("Merger") caused a change of control of the Adviser that constituted an assignment and thereby effected an automatic termination of the Advisory Agreement on June 17, 1997.

     To provide for continuity in connection with the provision of investment advisory services to the Fund, the Board of Directors of the Fund ("Board") has approved, subject to shareholder approval, an interim investment advisory agreement between the Fund and the Adviser ("Interim Advisory Agreement") pursuant to which the Adviser will provide investment advisory services to the Fund from the date of the Merger, June 17, 1997, until the date of the Meeting, September 24, 1997. As the result of the Merger, it is the intention of American General to consolidate the investment advisory functions performed by the Adviser with those of The Variable Annuity Life Insurance Company ("VALIC"), an indirect wholly-owned subsidiary of American General, and to terminate the Adviser's existence. The Board has therefore also approved, and has recommended that the shareholders of the Fund approve, a new investment advisory agreement ("New Advisory Agreement") with VALIC, which provides that VALIC shall provide investment advisory services to the Fund for a two-year period commencing upon shareholder approval of the New Advisory Agreement and thereafter so long as its continuance is specifically approved at least annually by the Board or by majority vote of the Fund's shareholders, as described further below. Accordingly, Proposal 1 requests shareholder ratification and approval of the Interim Advisory Agreement and Proposal 2 requests shareholder ratification and approval of the New Advisory Agreement.

                                   PROPOSAL 1

              TO APPROVE THE INTERIM INVESTMENT ADVISORY AGREEMENT
                   BETWEEN THE FUND AND USLIFE ADVISERS, INC.

THE ADVISORY AGREEMENT

     Under the Advisory Agreement, the Adviser has provided an investment program for the Fund and has been responsible for the investment and reinvestment of the Fund's assets, including the placement of orders for the purchase and sale of portfolio securities. With respect to the placement of purchase and sale orders for portfolio securities, the Advisory Agreement provided for the Adviser to obtain the best price and execution of each transaction. Under the Advisory Agreement, the Adviser has, at its own expense, performed research, statistical analysis and continuous supervision of the Fund's investment portfolio and has furnished office space, equipment and personnel for managing the day-to-day operations of the Fund. In accordance with the Advisory Agreement, the Adviser has borne the cost of the fees, salaries and other remuneration of directors and officers of the Fund who also serve as directors, officers or employees of the Adviser. However, the Fund has paid the compensation and expenses attributable to the Fund's Secretary and Treasurer and personnel operating under their direction, regardless of their affiliation with the Adviser, in an amount of up to $50,000 per year.

     As compensation for the Adviser's services under the Advisory Agreement, the Fund paid the Adviser, each month, an amount equal to: (i) .04167% of the net asset value of the Fund less net investment income for such month as of the close of business on the last business day of the month; plus (ii) 2.5% of the sum of (a) the Fund's dividend and interest income; minus (b) interest on borrowed funds during such month. In the event that fees payable to the Adviser under the Agreement, excluding interest, taxes, brokerage fees and extraordinary expenses, in any fiscal year exceeded expense limitations imposed by a state securities administrator, the Adviser agreed to reimburse the Fund any such extra amount. For purposes of computing the advisory fee, the net asset value was calculated on an accrual basis in accordance with generally accepted accounting principles ("GAAP"). Dividend and interest income was defined as the net income of the Fund calculated in accordance with GAAP, but excluded: (i) amortization of premiums or accrual of discounts except for original issue discounts which were to be accrued consistent with federal income tax regulations; and (ii) capital gains or losses. Advisory fees were payable as soon as practicable after the last day of each month. For the Fund's fiscal year ended June 30, 1997, the Fund paid the Adviser advisory fees in the amount of $385,982.

     The Advisory Agreement provided that the Adviser would not be liable to the Fund, or any Fund shareholder, for any act or failure to act in connection with the rendering of services under the Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security in the absence of wilful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties by the Adviser. By its terms, the Advisory Agreement terminated automatically unless its continuance was approved annually (i) by the vote of a majority of the directors who are not parties to the Agreement or interested persons within the meaning of the 1940 Act, of any such party ("Independent Directors") or by (ii) the vote of the holders of a majority of the outstanding voting securities of the Fund. The Advisory Agreement also was terminable without penalty, by either party upon 60 days' written notice. Termination had to be authorized by the Board or by the vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement terminated automatically on June 17, 1997, by operation of law upon its assignment.

     The Advisory Agreement was initially approved by the Fund's shareholders on August 4, 1976. The Board, consisting only of Independent Directors, most recently approved the continuance of the Advisory Agreement on May 8, 1996.

SEC EXEMPTIVE ORDER

     The 1940 Act requires that the shareholders of an investment company approve an investment advisory agreement prior to its effectiveness. Upon announcement of the Merger agreement between USLIFE and American General, the Fund's management (with Board approval) requested the Securities and Exchange Commission ("SEC") to grant exemptive relief from this requirement for prior shareholder approval, to allow the Fund to enter into the Interim Advisory Agreement with the Adviser, subject to subsequent shareholder ratification and approval. This relief was necessary because of (i) the uncertainty regarding the closing date of the Merger; (ii) the time required to solicit proxies of Fund shareholders; and (iii) the desire for continuity in management of the Fund. The Fund filed its application for exemptive relief on May 12, 1997, the SEC published notice of the requested relief on May 16, 1997, and the SEC granted the requested relief by order on June 11, 1997.

THE INTERIM ADVISORY AGREEMENT

     On May 14, 1997, the Board, including a majority of the Independent Directors, approved the Interim Advisory Agreement subject to shareholder approval. The terms and conditions of the Interim Advisory Agreement are identical to the terms and conditions of the Advisory Agreement, except as to the effective and termination dates and with the addition of escrow provisions described below. Under the Interim Advisory Agreement, the Adviser is entitled to receive advisory fees that are identical to the fees the Adviser received under the Advisory Agreement. The duties that the Adviser is required to perform under the Interim Advisory Agreement are identical to those performed by the Adviser under the Advisory Agreement. Accordingly, the Fund is currently receiving the same advisory services at the same fee levels under the Interim Advisory Agreement as it received under the Advisory Agreement.

     In no event will fees be paid to the Adviser under the Interim Advisory Agreement unless that Agreement is approved by shareholders at the Meeting. The escrow provisions of the Interim Advisory Agreement provide for the Fund to pay advisory fees to an escrow agent, pending shareholder approval of the Interim Advisory Agreement. If approved by shareholders, the advisory fees held in the escrow account (including interest earned on such paid-in fees) will be paid to the Adviser. In the absence of such shareholder approval, amounts in the escrow account will be paid to the Fund. The Fund has entered into an escrow arrangement with The Chase Manhattan Bank, as escrow agent, to implement the escrow provisions of the Interim Advisory Agreement.

     A copy of the Interim Advisory Agreement is attached to this Proxy Statement as Exhibit A.

USLIFE ADVISERS, INC.

     USLIFE Advisers, Inc., the Fund's investment adviser, is a New York corporation organized in 1972. As of June 17, 1997, its principal business address is 2929 Allen Parkway, Houston, Texas 77019. The Adviser is a wholly-owned subsidiary of USLIFE, a New York corporation located at 125 Maiden Lane, New York, NY 10038. As a result of the Merger, USLIFE became a wholly-owned subsidiary of American General, located at 2929 Allen Parkway, Houston, Texas 77019. American General was incorporated as a business corporation in Texas in 1980 and is the successor to American General Insurance Company, an insurance company organized in Texas in 1926. American General is one of the nation's largest diversified financial services organizations. American General's operating subsidiaries are leading providers of retirement services, consumer loans and life insurance.

     The directors and principal executive officers of the Adviser, since June 17, 1997, are listed below. Norman Jaskol, the Chairman of the Board, President, and Chief Executive Officer of the Adviser, also serves as President of the Fund. The business address of each director and the principal executive officer of the Adviser is 2929 Allen Parkway, Houston, Texas 77019. The prior directors and principal executive officers of the Adviser resigned, effective June 17, 1997, in connection with the Merger.

                   DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS
                            OF USLIFE ADVISERS, INC.

   NAME AND            POSITION(S) HELD                     PRINCIPAL OCCUPATION(S)
    ADDRESS              WITH ADVISER                         DURING PAST 5 YEARS
---------------    -------------------------    -----------------------------------------------
Craig R. Rodby     Director, since 6/17/97      VALIC, Vice Chairman of the Board of Directors,
                                                since April 1997; ReliaStar Financial Corp.,
                                                Senior Vice President -- Financial Management,
                                                1994-97; Northern Life Insurance Company (a
                                                division of ReliaStar), President and CEO,
                                                1990-94.
Norman Jaskol      Chairman of the Board of     USLIFE Income Fund, Inc., President, since June
                   Directors, President and     1997; VALIC, Vice President and Managing
                   Chief Executive Officer,     Director -- Investments, since 1988; American
                   since 6/17/97                General Series Portfolio Company (investment
                                                company), Vice President and Senior Investment
                                                Officer, since 1988.
Peter V. Tuters    Director, since 6/17/97      VALIC, Vice President, Chief Investment Officer
                                                and Director, since 1993; American General,
                                                Senior Vice President, since 1992 and Chief
                                                Investment Officer, since 1993; American
                                                General Series Portfolio Company (investment
                                                company), Director, since 1993.

     The Adviser does not serve as investment adviser or investment sub-adviser to any investment companies with similar investment objectives to the Fund.

1940 ACT REQUIREMENTS

     In connection with the Merger and the resulting change in the ownership of the Adviser, affiliates of the Adviser may be deemed to have received a benefit.
Section 15(f) of the 1940 Act provides that when a change in control of an investment adviser occurs that results in an assignment of the adviser's investment advisory agreement with an investment company, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, there can be no "unfair burden" imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable to the transaction. The term "unfair burden," as defined in the 1940 Act includes any arrangement during the two-year period after the change in control whereby an investment adviser, (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements with the Fund have occurred or are contemplated in connection with the Merger.

     The second condition is that during the three-year period immediately following consummation of the transaction, at least 75% of the investment company's board of directors must not be "interested persons" of the adviser or predecessor adviser within the meaning of the 1940 Act. As a result of this requirement, all "interested persons" of the Adviser who previously sat on the Fund's Board resigned on June 18, 1997, and the remaining five members all are independent of the Adviser and any of its affiliates. In addition, five of the six members of the Board (or 83%) proposed for election in Proposal 3, below, are not "interested persons" as defined in the 1940 Act. The sixth, Craig R. Rodby, also serves as Vice Chairman of VALIC and, therefore, is an "interested person" of VALIC.

BOARD CONSIDERATION OF THE INTERIM ADVISORY AGREEMENT

     At a meeting held on May 14, 1997, the directors, including a majority of the Independent Directors, approved the Interim Advisory Agreement and recommended that the Interim Advisory Agreement be submitted to Fund shareholders for approval. The directors approved the Interim Advisory Agreement because they believed that continuing the Fund's arrangement with the Adviser during the interim period would permit the Fund to operate prior to shareholder approval. The factors that the Board considered most important were continuity in both the level of management services provided and the level of the advisory fees charged, including the fact that the advisory fees would be held in escrow pending shareholder approval.

     On July 2, 1997, additionally, the Board, consisting only of Independent Directors, determined that there would be no diminution in the scope or quality of the services provided by the Adviser under the Interim Advisory Agreement in connection with the change in advisory personnel resulting from the change in the ownership of the Adviser.

Among other things, the Board considered the experience of the new officers and directors of Adviser and recognized that the portfolio manager for the Fund would be retained as consultant under the Interim Advisory Agreement, until September 24, 1997.

REQUIRED VOTE

     Approval of the Interim Advisory Agreement requires the affirmative vote of the holders of the lesser of: (i) 67% of the shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting; or (ii) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting. If the Interim Advisory Agreement is not approved, the advisory fees paid thereunder during the interim period will revert to the Fund, and the Board will take such actions as it deems appropriate.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S SHAREHOLDERS VOTE "FOR" THE INTERIM ADVISORY AGREEMENT

                                   PROPOSAL 2

                TO APPROVE THE NEW INVESTMENT ADVISORY AGREEMENT
                 BETWEEN THE FUND AND THE VARIABLE ANNUITY LIFE
                               INSURANCE COMPANY

THE NEW ADVISORY AGREEMENT

     As the result of the Merger, it is American General's intention to consolidate the investment advisory functions of the Adviser with those of VALIC, and to terminate the Adviser's existence. It is therefore necessary to enter into the New Advisory Agreement with VALIC to provide for the continuation of investment advisory services to the Fund. The terms and conditions of the New Advisory Agreement are substantially similar to the terms and conditions of the Advisory Agreement. Under the New Advisory Agreement, VALIC would provide the same investment advisory services provided by the Adviser under the Advisory Agreement with the same advisory fee structure.

     The New Advisory Agreement also contains certain additional provisions not contained in the Advisory Agreement. Under the terms of the New Advisory Agreement, VALIC will maintain a trading desk to place all orders for the purchase and sale of the Fund's portfolio investments with brokers or dealers selected by VALIC. Under the New Advisory Agreement, VALIC also is required to use its best efforts to obtain any tender and exchange offer solicitation fees, other fees and similar payments available in connection with the portfolio transactions of the Fund. VALIC is also required to remit promptly to the Fund any commissions, tender and exchange offer solicitation fees, other fees or similar payments received by VALIC, or any affiliated person of VALIC in connection with any of the Fund's portfolio transactions, less the amount of any direct expenses incurred by VALIC or any affiliated person of VALIC in obtaining such commissions, fees or payments. In addition, under the New Advisory Agreement, VALIC may, when appropriate, aggregate orders for its other customers together with any securities of the same type to be sold or purchased for the Fund in order to obtain best execution and lower brokerage commissions, provided that VALIC allocates the shares and expenses in an equitable manner.

     The New Advisory Agreement differs from the Advisory Agreement in certain other respects as well. Subject to prior authorization by the Fund's Board of Directors of appropriate policies and procedures, the New Advisory Agreement permits VALIC to pay a broker a commission for effecting a portfolio transaction in excess of the commission another broker would have charged for effecting the same transaction, if the first broker provided brokerage and/or research services, including statistical data, to VALIC. In connection with purchases and sales of portfolio securities, the New Advisory Agreement prohibits VALIC, its officers and its employees from acting as principal or agent for any party other than the Fund or receiving any commissions. In addition, the New Advisory Agreement would authorize VALIC to make use of its affiliated companies and their employees in connection with the rendering of investment advisory services to the Fund. The New Advisory Agreement also contains certain nonmaterial conforming changes.

     If the New Advisory Agreement is approved by shareholders, it will become effective immediately for an initial two-year period. Thereafter, the New Advisory Agreement will continue in effect for successive periods of up to one year, provided that such continuance is specifically approved at least annually by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding shares of the Fund. If the New Advisory Agreement is not approved by shareholders at the Meeting, the Board intends to continue the interim relationship with the Adviser until it is able to evaluate and obtain necessary approval of alternative advisory arrangements.

     A copy of the New Advisory Agreement is attached to this Proxy Statement as Exhibit B.

EVALUATION BY THE BOARD OF DIRECTORS

     At a meeting held on July 2, 1997, the Board, consisting only of Independent Directors, approved the New Advisory Agreement and recommended that it be submitted to the shareholders for their approval, to become effective on September 24, 1997.

     In evaluating the New Advisory Agreement and deciding to approve it and submit it to shareholders, the Board has determined that continuity and efficiency of advisory services after the Merger can best be assured by approving the New Advisory Agreement on behalf of the Fund. The Board believes that the New Advisory Agreement will enable the Fund to obtain high-quality services at costs which it deems appropriate and reasonable and that approval of the New Advisory Agreement is in the best interests of the Fund and its shareholders.

     In connection with the review of the New Advisory Agreement, the Board requested and reviewed, with the assistance of its own legal counsel, materials furnished by VALIC. These materials included financial statements as well as other written information regarding VALIC and its personnel, operations and financial condition.

     In approving the New Advisory Agreement, the Board focused primarily on the nature, quality and scope of the services provided to date to the Fund by the Adviser, which will continue to be provided by VALIC after the Meeting under the New Advisory Agreement with no change in fees, and the fact that the New Advisory Agreement, including the terms relating to the services to be performed thereunder by VALIC and the expenses and fees payable by the Fund, are substantially identical to the Advisory Agreement. In connection with these primary considerations, comparisons were made between the New Advisory Agreement and similar arrangements by other investment companies, particularly with regard to levels of fees, and the benefits to VALIC of its relationship with the Fund as the result of the Merger. In addition, the Board considered VALIC's investment advisory experience in managing the American General Series Portfolio Company ("AGSPC") mutual funds, the positive performance of the AGSPC mutual funds with investment objectives similar to those of the Fund under VALIC's management, and the qualifications of VALIC advisory personnel, as well as the commitment of VALIC to maintain and enhance the services provided to the Fund by it.

     In addition to the foregoing primary considerations, the Board considered the fact that the Adviser will no longer be in existence and compared VALIC's overall experience and reputation. In connection with these considerations, the Board considered the possible alternatives to approval of the New Advisory Agreement.

     Based upon its review of the above factors, the Board concluded that the New Advisory Agreement is in the best interests of the Fund and its shareholders.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

     VALIC is a stock life insurance company that was organized on May 1, 1969 under the Texas Insurance Code, as the successor to The Variable Annuity Life Insurance Company of America, a District of Columbia insurance company organized in 1955. VALIC has been in the investment advisory business since 1960 and has rendered investment advisory services to the AGSPC mutual funds since 1985. VALIC is primarily engaged, however, in offering fixed and variable retirement annuity contracts (and combinations thereof).

     VALIC is wholly-owned by American General Life Insurance Company, which is itself a wholly-owned subsidiary of AGC Life Insurance Company, a wholly-owned subsidiary of American General. VALIC, American General, AGC Life Insurance Company and American General Life Insurance Company are located at 2929 Allen Parkway, Houston, Texas 77019.

     Listed below are VALIC's directors and principal executive officers and their principal occupations. VALIC's directors and its principal executive officers are currently neither officers, directors nor shareholders of the Fund, although Craig R. Rodby is standing for election to the Board of the Fund in Proposal 3, below. The business address of each director and principal executive officer of VALIC is 2929 Allen Parkway, Houston, Texas 77019.

                 DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                                POSITION(S) HELD                   PRINCIPAL OCCUPATION(S)
          NAME                     WITH VALIC                        DURING PAST 5 YEARS
------------------------    -------------------------    -------------------------------------------
Robert M. Devlin            Senior Chairman of the       American General, Chairman of the Board of
                            Board of Directors           Directors, since April 1997, CEO, since
                                                         October 1996, President, since October
                                                         1995, Vice Chairman of the Board, 1993-95;
                                                         American General Life Insurance Company,
                                                         President and CEO, 1986-93.
John P. Newton              Vice Chairman of the         American General, Vice Chairman of the
                            Board of Directors           Board of Directors, since 1995, Senior Vice
                                                         President, 1993-95, General Counsel,
                                                         1993-April 1997; Clark, Thomas, Winters &
                                                         Newton (attorneys), Partner, 1985-93.
Stephen D. Bickel           Chairman of the Board        American General Series Portfolio Company
                            of Directors and Chief       (investment company), President and
                            Executive Officer            Chairman of the Board of Directors, since
                                                         1988; The Variable Annuity Marketing
                                                         Company, Chairman of the Board of
                                                         Directors, since 1988; VALIC, Chairman of
                                                         the Board, since 1994, President, Chief
                                                         Executive Officer and Director, 1988-94.
Thomas L. West, Jr.         Director and President       American General Series Portfolio Company
                                                         (investment company), Director, since 1994;
                                                         VALIC, President, since 1994; Aetna Life &
                                                         Casualty Company, Senior Vice President --
                                                         Annuity Operations, 1991-94.
Craig R. Rodby              Vice Chairman of the         VALIC, Vice Chairman of the Board of
                            Board of Directors           Directors, since April 1997; ReliaStar
                                                         Financial Corp., Senior Vice President --
                                                         Financial Management, 1994-97; Northern
                                                         Life Insurance Company (a division of
                                                         ReliaStar), President and CEO, 1990-94.
Joe C. Osborne              Director and Senior Vice     American General Series Portfolio Company
                            President -- Marketing       (investment company), Director, since 1992;
                                                         The Variable Annuity Marketing Company,
                                                         President and Director, since 1983; VALIC,
                                                         Senior Vice President -- Marketing, since
                                                         1983.

                                POSITION(S) HELD                   PRINCIPAL OCCUPATION(S)
          NAME                     WITH VALIC                        DURING PAST 5 YEARS
------------------------    -------------------------    -------------------------------------------
Peter V. Tuters             Director, Vice President     VALIC, Vice President, Chief Investment
                            and Chief Investment         Officer and Director, since 1993; American
                            Officer                      General, Senior Vice President, since 1992,
                                                         and Chief Investment Officer, since 1993;
                                                         American General Series Portfolio Company
                                                         (investment company), Director, since 1993.
Sam E. Magee                Director and Senior Vice     VALIC, Senior Vice President -- Operations,
                            President -- Operations      since 1983; Prudential Insurance Company,
                                                         Manager, 1968-83.
Brent C. Nelson             Director, Senior Vice        VALIC, Director, since 1995, Senior Vice
                            President and Controller     President since 1994, Vice President
                                                         1987-94, and Controller, since 1987.
James S. D'Agostino Jr.     Vice Chairman of the         American General, President, since April
                            Board of Directors           1997, Director, since 1996; American
                                                         General Life and Accident Insurance
                                                         Company, Chairman and CEO, since 1995,
                                                         President & CEO, 1993-95; American General,
                                                         Executive Vice President, 1993, Senior Vice
                                                         President, 1991-93.
Donald L. Sharps            Director and Senior Vice     VALIC, Director, since April 1997, Senior
                            President -- Systems         Vice President -- Systems, since 1996;
                                                         Curtin Matheson Scientific, Inc., Vice
                                                         President -- Systems Support 1984-96.

     VALIC currently acts as investment adviser to the following mutual funds that have similar investment objectives to the Fund:

                                 ANNUAL RATE OF     NET ASSETS AS OF
            FUND                  COMPENSATION        MAY 31, 1997
-----------------------------    --------------     ----------------
American General
Series Portfolio Company
Capital Conservation Fund             0.50%           $ 66,747,000

American General Series
Portfolio Company Government
Securities Fund                       0.50%             83,827,000

American General
Series Portfolio Company
International Government
Bond Fund                             0.50%            177,709,000

     VALIC's agreement with each of the AGSPC funds, the Capital Conservation Fund, the Government Securities Fund, and the International Government Bond Fund, provides for VALIC's advisory fee to be reduced by any commission, tender and exchange offer, solicitation fees and other fees, or similar payments (less any direct expenses incurred) received by VALIC or its affiliates in connection with the purchase or sale of portfolio investments of the fund.

     As discussed above, under Section 15(f) of the 1940 Act, no more than 25% of the Fund's Board may be "interested persons" of VALIC during the three-year period following the Merger. As described in Proposal 3, below, the proposed Chairman of the Board of the Fund, Craig R. Rodby, also serves as Vice Chairman of VALIC and, therefore, is an "interested person" of VALIC.

REQUIRED VOTE

     Approval of the New Advisory Agreement requires the affirmative vote of the holders of the lesser of: (i) 67% of the shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting; or (ii) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting. If the New Advisory Agreement is not approved by shareholders at the Meeting, the Board will take such action as it deems appropriate.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT THE
           FUND'S SHAREHOLDERS VOTE "FOR" THE NEW ADVISORY AGREEMENT

                                   PROPOSAL 3

                             ELECTION OF DIRECTORS

     The Fund currently has five Directors, all of whom have indicated that they will resign effective September 24, 1997 and will not stand for reelection. Six other individuals have been approved by the Board of Directors to stand for election to the Board of Directors to hold office until their successors are elected and qualified. None of these nominees currently serves as a Director of the Fund; however, each, except Craig R. Rodby, has served as Director of the AGSPC.

     It is the intention of the persons named in the accompanying Proxy to vote for the election of the persons named below. Each nominee has indicated a willingness to serve if elected. If any nominee should not be available for election due to unforseen circumstances, it is the intention of the persons named in the accompanying Proxy to vote for such other persons as the Directors may recommend.

DIRECTOR/NOMINEE INFORMATION

             NAME, AGE, BUSINESS EXPERIENCE                                  COMMON STOCK
            DURING PAST FIVE YEARS AND OTHER                DIRECTOR      BENEFICIALLY HELD
                  RELEVANT INFORMATION                       SINCE      AS OF JULY 15, 1997(1)
---------------------------------------------------------   --------    ----------------------
Dr. Norman Hackerman, Age: 85                                N/A            None

AGSPC, Director, since 1984; Van Kampen American Capital
Exchange Fund, former Managing General Partner, 1979-96;
certain Van Kampen American Capital Funds, Trustee,
1993-96; The Robert A. Welch Foundation, Scientific
Advisory Board, Chairman, since 1983; Electrosource,
Inc., Director, since 1993; Scientific Measurement
Systems, Inc., Director, since 1988; Radian Corporation,
Director, 1969-96; Electric Power Research Institute,
Strategic Research and Development Advisory Board,
Member, since 1993; National Research Council, Committee on Undergraduate Science Education, Member, since 1993;
Rice University, Houston, TX, President, 1970-85;
University of Texas at Austin, Vice Chancellor of
Academic Affairs, 1962-67, and President, 1967-70.

Dr. John W. Lancaster, Age: 74                               N/A            None

AGSPC, Director, since 1984; First Presbyterian Church,
Houston, TX, Pastor, 1961-90; Austin Presbyterian
Theological Seminary, Board, Member, 1959-72; Chairman of the Board, 1962-65, 1966-72; Outreach Foundation of the
Presbyterian Church (USA), Chairman of the Board,
1979-86.

Dr. F. Robert Paulsen, Age: 75                               N/A            None

AGSPC, Director, since 1985; Van Kampen American Capital
Exchange Fund, Managing General Partner, 1978-97; certain
Van Kampen American Capital Funds, Trustee, 1975-97;
College of Higher Education, University of Arizona,
Tucson, AZ, Dean Emeritus and Professor.

Dr. R. Miller Upton, Age: 80                                 N/A            None

AGSPC, Director, since 1984; Van Kampen American Capital
Exchange Fund, Managing General Partner, 1991-96; certain
Van Kampen American Capital Funds, Trustee, 1975-96;
Household International, Inc., Director, 1965-89; Home
Life Insurance Company of New York, Director, 1965-88;
Beloit College, Wisconsin, President, 1954-75.

Ben H. Love, Age: 66                                         N/A            None

AGSPC, Director, since 1991; Utica National Life
Insurance Companies, Director, 1983-87; Boy Scouts of
America, Irving, TX, Chief Executive, 1985-93.

---------------
(1) Percentage of share ownership is not indicated because no nominee owned more than one percent of the Fund's outstanding shares.

             NAME, AGE, BUSINESS EXPERIENCE                                  COMMON STOCK
            DURING PAST FIVE YEARS AND OTHER                DIRECTOR      BENEFICIALLY HELD
                  RELEVANT INFORMATION                       SINCE      AS OF JULY 15, 1997(1)
---------------------------------------------------------   --------    ----------------------
Craig R. Rodby,* Age: 48                                     N/A            None
VALIC, Vice Chairman of the Board, since April 1997;
ReliaStar Financial Corp., Senior Vice
President-Financial Management, 1994-1997; Northern Life
Insurance Company (a division of ReliaStar), President
and CEO, 1990-94.

------------------
(1) Percentage of share ownership is not indicated because no nominee owned more than one percent of the Fund's outstanding shares.

(*) Considered an "interested person" of the Fund, as defined in Section
    2(a)(19) of the 1940 Act by reason of his association with VALIC.

BOARD OF DIRECTORS' COMMITTEES

     The Board has appointed an Audit Committee, but has not appointed a Nominating Committee or a Compensation Committee. To date, the functions of a Nominating Committee have been performed by the entire Board. There is no Compensation Committee.

     The Audit Committee selects, and recommends for approval by the Board and the shareholders, the audit firm to be retained as independent auditor by the Fund. The Audit Committee consults with the Fund's independent auditor regarding the plan and scope of the audit, the adequacy of the Fund's internal accounting procedures and controls and all matters relevant to the audit services provided to the Fund. The Audit Committee also reviews the fees charged by the auditor and the results of the audit.

     The Audit Committee is currently comprised of the Fund's five Independent Directors. The Board will elect the Members of the Audit Committee following the election of new Directors on September 24, 1997.

BOARD COMPENSATION

     Members of the Board of Directors receive an annual retainer of $4,500 and $470 for each Board meeting attended. Audit Committee members receive an additional $470 for each Audit Committee meeting attended. Directors who are officers of the Fund are not compensated for their service on the Board.

     During the fiscal year ended June 30, 1997, the Board met seven (7) times at regularly scheduled meetings. The Audit Committee meets only on call. During the year ended June 30, 1997, the Audit Committee met two (2) times. There are no incumbent members of the Board who, during the last fiscal year of the Fund, attended fewer than 75% of the aggregate meetings of the Board of Directors or its committees.

     During the fiscal year ended June 30, 1997, the Fund paid $50,000 to the Adviser in reimbursement of compensation and other expenses attributable to the offices of the Fund's Secretary and Treasurer as provided under the Advisory Agreement. The aggregate compensation earned by all officers and directors of the Fund as a group in the fiscal year ended June 30, 1997, exclusive of fees paid for the services of Secretary and Treasurer, was $43,650.

     On June 18, 1997, the members of the Board of Directors who were also employees of USLIFE resigned as officers and directors of the Fund, leaving a Board consisting of five (5) Independent Directors.

     Under a Deferred Compensation Plan adopted by the Board in 1979, Directors who receive fees for their services may elect to defer all or part of the payment of their compensation until the termination of their service as Directors. Deferred amounts currently accrue at an interest equivalent calculated at the quarterly rate of 1.4375%. This rate is reviewed annually and subject to change by the Board of Directors. Participating Directors may elect to receive distributions of deferred fees and accrued interest in one payment or in equal annual installments (not to exceed ten) after ceasing to be a Director of the Fund.

                               COMPENSATION TABLE

                                                   PENSION OR
                                                   RETIREMENT        TOTAL COMPENSATION
                                AGGREGATE       BENEFITS ACCRUED       FROM FUND AND
      NAME OF PERSON,          COMPENSATION     AS PART OF FUND      FUND COMPLEX PAID
       POSITION (1)             FROM FUND           EXPENSES            TO DIRECTORS
---------------------------    ------------     ----------------     ------------------
Dr. Kalman J. Cohen,              $8,730(2)           $-0-                 $8,730(2)
Director
Richard L. Ellis, Director         8,730               -0-                  8,730
John M. Kingsley, Jr.,             8,730               -0-                  8,730
Director
William M.R. Mapel,                8,730               -0-                  8,730
Director
Ralph F. Peters, Director          8,730               -0-                  8,730

---------------
(1) None of the current directors is standing for re-election.

(2) Dr. Cohen has accumulated a total of $247,508.11 under the Fund's Deferred Compensation Plan.

EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

                           POSITION(S) WITH                       BUSINESS EXPERIENCE
   NAME AND AGE              FUND AND TERM                        DURING PAST 5 YEARS
-------------------    -------------------------    -----------------------------------------------
Craig R. Rodby         Proposed Chairman of the     VALIC, Vice Chairman of the Board of Directors,
Age: 48                Board of Directors           since April 1997; ReliaStar Financial Corp.,
                                                    Senior Vice President-Financial Management,
                                                    1994-97; Northern Life Insurance Company, a
                                                    division of ReliaStar, President and CEO,
                                                    1990-94.
Norman Jaskol          President                    USLIFE Income Fund, Inc., President, since June
President, Age: 63     since 6/18/97                1997; VALIC, Vice President and Managing
                                                    Director-Investments, since 1988; American
                                                    General Series Portfolio Company (investment
                                                    company), Vice President and Senior Investment
                                                    Officer, since 1988.
Leon Olver             Vice President and           VALIC, Portfolio Manager, since 1995; First
Age: 46                Investment Officer           Heights Bank, Vice President/Treasurer,
                       since 6/18/97                1994-95; First Heights Bank, Vice President,
                                                    Assistant Treasurer, 1991-94; Pulte Financial
                                                    Companies, Assistant Vice President, 1984-91.
Linda Miller           Treasurer                    USLIFE Advisers, Inc., Treasurer, since 1993;
Age: 44                since 11/10/93               USLIFE Income Fund, Inc., Treasurer, since
                                                    1994; USLIFE Equity Sales Corporation, Senior
                                                    Vice President, Secretary and Treasurer, since
                                                    1994, Vice President, 1990-94, Secretary and
                                                    Treasurer, since 1990.
Cynthia Toles          Secretary                    VALIC, Senior Associate General Counsel and
Age: 46                since 7/28/97                Secretary, since 1981; American General Series
                                                    Portfolio Company, Counsel and Secretary, since
                                                    1981.

REQUIRED VOTE

     The election of Directors requires the affirmative vote of a majority of the shareholders present at the Meeting in person or by proxy and entitled to vote, provided a quorum is present.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT THE
            FUND'S SHAREHOLDERS VOTE "FOR" ALL NOMINEES TO THE BOARD

                                   PROPOSAL 4

                      RATIFICATION OF INDEPENDENT AUDITORS

     The Board, including a majority of the Independent Directors, has selected KPMG Peat Marwick LLP to continue to serve as independent auditors of the Fund for the fiscal year ending June 30, 1998, subject to ratification by the Fund's shareholders.

KPMG Peat Marwick LLP has served as the Fund's independent auditor since 1972 and has no direct financial interest or material indirect financial interest in the Fund. Representatives of KPMG Peat Marwick LLP will be present at the annual shareholders' meeting and will have the opportunity, at their discretion, to make a statement and to respond to appropriate shareholder questions.

     KPMG Peat Marwick LLP's audit services for the fiscal year ended June 30, 1997 included: auditing the Fund's annual financial statements; reviewing the Fund's federal and state income tax returns; reviewing the Fund's federal excise tax return; consulting with the Fund's Audit Committee; engaging in routine consultations on financial accounting and reporting matters.

     The Audit Committee authorized all services performed by KPMG Peat Marwick LLP on behalf of the Fund. In addition, the Audit Committee reviews the scope of services to be provided by KPMG Peat Marwick LLP annually and considers the effect, if any, that performance of any non-audit services might have on audit independence.

REQUIRED VOTE

     The ratification of the selection of independent auditors requires the affirmative vote of a majority of the shareholders present at the Meeting in person or by proxy and entitled to vote, provided a quorum is present.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT THE
              FUND'S SHAREHOLDERS VOTE "FOR" KPMG PEAT MARWICK LLP

                                   PROPOSAL 5

            TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS
                   TO PERMIT THE FUND TO INVEST UP TO 20% OF
                        ITS ASSETS IN FOREIGN SECURITIES

     The Fund's fundamental investment restrictions currently provide that the Fund may not "invest in foreign securities, except that the Fund may invest not more than 25% of the value of its total assets in securities of, or guaranteed by, the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof." This fundamental investment restriction may be changed only upon the approval of the Fund's shareholders.

     The Fund's Board has concluded that it would be in the best interests of the Fund and its shareholders to give the Fund the ability to invest assets of the Fund in foreign securities to a limited extent. Thus, the Board recommends amending the existing fundamental investment restriction to provide that the Fund may not "invest more than 20% of its net assets in foreign securities." Adoption of this proposal would enable the Fund to be in a position to take advantage of investment opportunities that are currently unavailable to it.

     Foreign securities may involve additional risks. These include currency fluctuations, risks relating to political or economic conditions in the foreign country, and the potentially less stringent investor protection and disclosure standards of foreign markets. In addition to the political and economic factors that can affect foreign securities, a governmental issuer may be unwilling to repay principal and interest when due, and may require that the conditions for payment be renegotiated. These factors could make foreign investments more volatile.

REQUIRED VOTE

     Amendment of this investment restriction requires the affirmative vote of the holders of the lesser of: (i) 67% of the shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting; or (ii) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT THE
               FUND'S SHAREHOLDERS VOTE "FOR" AMENDING THE FUND'S
                 FUNDAMENTAL RESTRICTION TO PERMIT INVESTMENTS
                             IN FOREIGN SECURITIES

                           INFORMATION ABOUT THE FUND

     USLIFE Income Fund, Inc. is a closed-end, diversified management investment company organized as a Maryland corporation on October 17, 1972. The Fund's shares are listed for trading on the New York Stock Exchange, Inc.

     The Fund seeks to provide a high level of current income to shareholders through investment in a diversified portfolio composed primarily of fixed income securities which management considers to be suitable. In meeting its objective, the Fund invests at least 50% of its total assets in straight debt securities which are rated at the time of purchase within the four highest grades by Moody's Investors Service, Inc. or Standard & Poor's Ratings Service, a division of the McGraw-Hill Companies, Inc., or which are considered by the Fund's management to be of comparable quality. The balance of the Fund's assets are invested in other fixed income securities, including straight and convertible debt securities, preferred stock and other securities with equity features. Of the Fund's total assets, not more than 30% may be invested in privately placed securities which are not readily marketable. The Fund may also borrow money to obtain investment leverage. The relative size of the Fund's investments in any grade or type of securities will vary from time to time depending upon a number of factors, including yields, market supplies and economic outlook.

                           CUSTODIAN, TRANSFER AGENT

     The Chase Manhattan Bank ("CMB") serves as custodian for the Fund's portfolio, and ChaseMellon Shareholder Services ("CSS") acts as transfer agent, dividend paying agent and registrar for the Fund's shares. The principal business address of CMB is Four New York Plaza, 4th Floor, New York, New York 10004, and the principal business address of CSS is 450 West 33rd Street, New York, NY 10001. The Fund currently does not employ a principal underwriter or administrator.

                              GENERAL INFORMATION

OTHER MATTERS

     The Fund's management does not know of any matters to be presented to the Meeting other than the matters set forth in this statement. If other business should properly come before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS

     The Meeting is an Annual Meeting of shareholders. The Fund is required to hold an annual meeting of its shareholders. When such a meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Fund.

ANNUAL REPORT

     A copy of the most recent Annual Report for the Fund is enclosed with this Proxy Statement. Requests for additional copies of the Annual Report should be made by writing to: USLIFE Income Fund, Inc. The Variable Annuity Life Insurance Company, L7-13, 2929 Allen Parkway, Houston, TX 77019.

     IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A
SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                          By Order of the Board of Directors,

                                          /s/ NORMAN JASKOL
                                          Norman Jaskol
                                          President

August 15, 1997

                                   EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT
                                    BETWEEN
                            USLIFE INCOME FUND, INC.
                                      AND
                             USLIFE ADVISERS, INC.

     AGREEMENT made this 14th day of May, 1997 by and between USLIFE Income Fund, Inc., a Maryland corporation (hereinafter sometimes called the "Fund"), and USLIFE Advisers, Inc., a New York corporation (hereinafter sometimes called the "Adviser").

     1. The Adviser will provide the Fund with an investment program complying with the investment objectives, policies and restrictions of the Fund and, in carrying out such program, will be responsible for the investment and reinvestment of the Fund's assets. The Adviser will perform and bear the cost of research, statistical analysis and continuous supervision of the Fund's investment portfolio. At its own expense the Adviser will also (i) furnish to the Fund office space and all ordinary and necessary office facilities, equipment and personnel for managing the affairs of the Fund and (ii) bear the cost of fees, salaries or other remuneration of directors and officers of the Fund who also serve as directors, officers or employees of the Adviser or any of its affiliated companies; provided, that the Fund will bear the remuneration and other expenses attributable to the offices of the Fund's Secretary and Treasurer and personnel operating under their direction in an amount not more than $50,000 per year.

     2. It is understood that the Fund will pay all its expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Fund shall include, without limitation, interest charges, taxes, fees and commissions of every kind, expenses of issue, sale, repurchase, or reissue of shares, expenses of registering or qualifying shares for sale, charges of custodians (including sums as custodian and for keeping books and similar services to the Fund), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services and salaries, fees or other remuneration of persons who are not officers, directors or employees of the Adviser or any of its affiliated companies, and other expenses not expressly assumed by the Adviser hereunder.

     3. For the services furnished by the Adviser hereunder, the Fund shall pay the Adviser as soon as practicable after the last day of each month, an amount equal to (i) .04167% of the net asset value of the Fund less net investment income for such month as of the close of business on the last business day in the month plus (ii) 2.5% of the sum of (a) the Fund's dividend and interest income minus (b) interest on borrowed funds during such month; provided, however, that if expenses borne by the Fund (including fees payable to the Adviser hereunder but excluding interest, taxes, brokerage fees and, where permitted, extraordinary expenses) in any fiscal year exceed expense limitations imposed by state securities administrators, as the same shall be applicable from time to time, the Adviser shall reimburse such excess to the Fund.

     For the purpose of computing this fee the net asset value will be calculated in accordance with generally accepting accounting principles and, hence, will be on an accrual basis. Dividend and interest income is defined as the net income of the Fund calculated in accordance with generally accepted accounting principles but will exclude (a) amortization of premiums or accrual of discounts except for original issue discounts which will be accrued consistent with Federal Income Tax Regulations, and (b) capital gains or losses.

     Consistent with accrual accounting principles, expenses incurred but not paid and interest and dividend income earned but not received will be accrued in arriving at income for fee purposes.

     4. With respect to the period immediately following the commencement of this Agreement and in case of termination of this Agreement during any month, the fee for that month payable in accordance with item (i) of paragraph 3 shall be prorated on the basis of the number of calendar days during which it is in effect.

     5. The services of the Adviser to the Fund are not to be deemed to be exclusive, the Adviser being free to render similar services to others and engage in any other activities. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

     Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser who may also be a director, officer or employee of the Fund to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

     6. The Adviser shall provide for the placement of orders for the purchase and sale of portfolio securities for the Fund. With respect to such transactions, whether through a broker as agent or with a dealer as principal, the Adviser's primary objective is to obtain the best price and execution of each transaction. Subject to this primary objective, the Adviser may place a portion of the portfolio transactions with brokerage firms which furnish research, statistical and other services to the Fund or to the Adviser, using the amount of information and services furnished as a factor in the allocation.

     7. Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Agreement, without the payment of any penalty, by action of its Board of Directors or by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment by either party.

     This Agreement shall become effective on the effective date of the proposed merger between USLIFE Corporation and a wholly-owned subsidiary of American General Corporation. This Agreement shall cotinue until the next meeting of the shareholders of the Fund and is subject to the approval by the shareholders of the Fund at said meeting. If approved by the shareholders, it shall continue in force for two years from the date of such approval and indefinitely thereafter, but only so long as the continuance is approved in the manner required by the Investment Company Act of 1940 (the "Act").

     The fees payable to the Adviser under this Agreement shall be paid into an escrow account pursuant to the escrow agreement among the Fund, the Adviser and an escrow agent (the "Escrow Agreement") substantially in the form attached hereto as Exhibit A. If the shareholders of the Fund approve this Agreement at the next meeting of the shareholders, the fees paid by the Fund into the escrow account shall be paid to the Adviser pursuant to the terms of the Escrow Agreement. If the shareholders of the Fund do not approve this Agreement at the next meeting of the shareholders, this Agreement shall terminate and the fees paid by the Fund into the escrow account shall be paid to the Fund pursuant to the terms of the Escrow Agreement.

     The terms "vote of a majority of its outstanding voting securities" and "assignment", when used herein, shall have the respective meanings specified in the Act.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date first above written.

                                          USLIFE Income Fund, Inc.


Attest:                                   By:
----------------------------------------- -------------------------------------
                                                          President

                                          USLIFE Advisers, Inc.


Attest:                                   By:
----------------------------------------- --------------------------------------
                                                          President

                                                  Exhibit A to the
                                                  Interim Advisory Agreement

                                ESCROW AGREEMENT

     AGREEMENT dated July 23, 1997, by and among USLIFE Income Fund, Inc., a Maryland corporation (the "Fund"), USLIFE Advisers, Inc., a New York corporation (the "Adviser"), and The Chase Manhattan Bank, a New York State chartered bank corporation (the "Escrow Agent").

                                  WITNESSETH:

     WHEREAS, the Fund and the Adviser have entered into an Investment Advisory Agreement dated [May 14, effective] June 18, 1997 (the "Advisory Agreement"); and

     WHEREAS, the Advisory Agreement provides in relevant part that fees due and payable to the Adviser thereunder for services performed during the period commencing on the effective date of the merger between USLIFE Corporation and a wholly-owned subsidiary of American General Corporation and ending on the date of the next succeeding meeting of shareholders of the Fund (the "Interim Period") shall be paid into an escrow account to be disbursed by the Escrow Agent as hereinafter set forth;

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Payment of Fees to Escrow Agent.   All fees due and payable to the
Adviser for services performed for the Fund during the Interim Period shall be paid by the Fund to the Escrow Agent who shall deposit the fees in a special account and hold said fees pursuant to the terms hereof, such fees being hereinafter referred to as the "Deposited Fees." The Escrow Agent shall invest and reinvest the Deposited Fees in such interest bearing certificates of deposit and such interest bearing obligations of the United States Treasury, as the Escrow Agent deems feasible. The Escrow Agent may sell any such instrument at such time as it shall deem appropriate in order to make any payment hereunder and shall not be liable for any loss incurred as a result of such sale. All interest earned on the Deposited Fees shall be retained by the Escrow Agent and be considered part of the Deposited Fees and shall be allocated and paid as provided herein and reported by the recipient to the Internal Revenue Service as having been so allocated and paid.

     2. Payment by Escrow Agent to the Adviser.   If the shareholders of the
Fund approve the Advisory Agreement, the Adviser shall provide to the Escrow Agent a certificate, substantially in the Form of Schedule 1 hereto, from an officer of the Fund, who is not an interested person of the Adviser, stating that the Deposited Fees are to be delivered to the Adviser and that the Advisory Agreement has been approved by the shareholders of the Fund. Within 15 days of the receipt of the certificate, the Escrow Agent shall pay to the Adviser the amount of the Deposited Fees unless prior thereto it receives a notice from the Fund disputing the Adviser's right to all or part of the Deposited Fees. If the Fund gives such a notice to the Escrow Agent, the Adviser and the Fund shall meet and attempt to resolve the matter, and if they are unable to reach an agreement within 30 days of such notice by the Fund, then either the Fund or the Adviser may submit the dispute to arbitration pursuant to paragraph 8 hereof.

     3. Payment by Escrow Agent to the Fund.   If the shareholders of the Fund
do not approve the Advisory Agreement, the Adviser shall provide to the Escrow Agent a certificate, substantially in the form of Schedule 2 hereto, from an officer of the Fund, who is not an interested person of the Adviser, stating that the Deposited Fees are to be delivered to the Fund, that the Interim Period has ended, and that the Advisory Agreement has not received the requisite shareholder vote. Within 15 days after receipt of the certificate, the Escrow Agent shall pay to the Fund the amount of the Deposited Fees unless prior thereto it receives a notice from the Adviser disputing the Fund's right to all or part of the Deposited Fees. If the Adviser gives such notice to the Escrow Agent, the Adviser and the Fund shall meet and attempt to resolve the matter, and if they are unable to reach an agreement within 30 days of such notice by the Adviser, then either the Fund or the Adviser may submit the dispute to arbitration pursuant to paragraph 8 hereof.

     4. Responsibilities of the Escrow Agent.   The acceptance by the Escrow
Agent of its duties under this Agreement is subject to the following terms and conditions, which the parties to this Agreement hereby agree shall govern and control with respect to its rights, duties, liabilities and immunities:

         (a) The Escrow Agent shall act hereunder as depositary only, and its duties are purely ministerial in nature. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith unless a court of competent jurisdiction determines that the Escrow Agent's willful misconduct or gross negligence was the primary cause of any loss to the Fund or the Adviser. In the administration of the escrow account hereunder, the Escrow Agent may execute any of its powers and perform its duties hereunder directly or through agents or attorneys and may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Escrow Agent shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons.

         (b) The Escrow Agent may resign and be discharged from its duties or obligations hereunder, but only after a successor agent has been chosen and approved by the Fund and the Adviser, by giving notice in writing of such resignation specifying a date when such resignation shall take effect. The Escrow Agent shall have the right to withhold an amount equal to the amount due and owing to the Escrow Agent, plus any costs and expenses the Escrow Agent shall reasonably believe may be incurred by the Escrow Agent in connection with the termination of this Agreement.

         (c) The Escrow Agent shall be protected in acting or refraining from acting upon any written notice, request, waiver, consent, receipt or other paper or document furnished to it by the Adviser or the Fund, which it in good faith believes to be genuine.

         (d) The Escrow Agent is under no duty to inquire or investigate the validity, accuracy or content of such document. The Escrow Agent has no duty to solicit any payments due hereunder.

         (e) In the event funds transfer instructions are given (other than in writing at the time of execution of this Agreement), whether in writing, by telecopier or otherwise, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on Schedule 3 hereto, and the Escrow Agent may rely upon the confirmations of anyone purporting to be the person or persons so designated. The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent. The parties to this Agreement acknowledge that such security procedure is commercially reasonable.

         (f) In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction.

         (g) It is understood that the Escrow Agent and the beneficiary's bank in any funds transfer may rely solely upon any account numbers or similar identifying number provided by either of the other parties hereto to identify (i) the beneficiary, (ii) the beneficiary's bank, or (iii) an intermediary bank. The Escrow Agent may apply any of the Deposited Fees for any payment order it executes using any such identifying number, even where its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary's bank or an intermediary bank designated.

         (h) The Escrow Agent shall have no duties except those contemplated hereby, and it shall not be bound by any modification, amendment or termination of this Agreement, unless it shall have given its written consent thereto.

         (i) The Escrow Agent shall not be obligated to take any action which in its reasonable judgment would require it to incur any expense or liability unless it has been furnished with reasonable indemnity in form and substance customary for transactions of this type.

     5. Fees and Expenses of Escrow Agent.   The Escrow Agent shall be paid a
fee for its services rendered under this Agreement in the amount of $5,000.00, payable upon the execution hereof, and all out-of-pocket expenses and costs incurred by the Escrow Agent in the performance of its duties hereunder. The amount of such fees and expenses shall be paid by the Adviser; provided, that the charges and out-of-pocket expenses and costs of the Escrow Agent shall not be charged against the Deposited Fees, nor shall the Escrow Agent have any lien against the Deposited Fees or any other rights with respect to the Deposited Fees not set forth in this Agreement.

     6. Amendment and Termination.   This Agreement may be modified, amended or
terminated only by an instrument in writing signed by all of the parties.

     7. Notices.   Any notices or other communications required or permitted
hereunder shall be in writing and shall be sufficiently given if sent by registered or certified mail, postage prepaid, or by facsimile, addressed as follows:

         To the Fund:
         USLIFE Income Fund, Inc.
         125 Maiden Lane
         New York, New York 10038
         Tax Identification Number: 132729672

         Attn: Norman Jaskol
               President

         To the Adviser:
         USLIFE Advisers, Inc.
         125 Maiden Lane
         New York, New York 10038
         Tax Identification Number. 132729674

         Attn: Norman Jaskol
               Chairman, President and Chief Executive Officer

         To the Escrow Agent:
         The Chase Manhattan Bank
         Corporate Trust Group
         450 W. 33rd St.
         New York, New York 10001

         Attn: Escrow Administrator
               15th Floor

or such other person or persons and/or at such other address or addresses as shall be furnished in writing by any party hereto to the other. Any such notice or communication required or permitted herein shall be deemed to have been given on the date received by such party.

     8. Arbitration.

         (a) Any controversy or claim arising out of, in connection with, or relating to this Agreement, or the breach thereof, or in connection with any claim against the Deposited Fees, shall be submitted to arbitration before three arbitrators in accordance with the rules then promulgated by the American Arbitration Association; and such arbitration shall be conducted in accordance with such rules.

         (b) Each arbitration pursuant hereto shall be conducted in the City of New York.

         (c) The amount payable for the services of such arbitrator or arbitrators, and all of the costs relating thereto (excluding fees or expenses of counsel to any party) shall be paid by any one or more of the parties to the arbitration in such proportions as the arbitrator or arbitrators may determine in the arbitration award.

         (d) Judgment upon the award rendered by the arbitrator or arbitrators may be entered in any court having jurisdiction thereof.

     9. Indemnification.   The Fund and the Adviser hereby agree to jointly and
severally indemnify the Escrow Agent for, and to hold it harmless against, any loss, liability or expense arising out of or in connection with this Agreement and carrying out its duties hereunder, including the costs and expenses of defending itself against any claim of liability, except in those cases where the Escrow Agent has been guilty of gross negligence or willful misconduct. Anything in this Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

     10. Entire Agreement.   This Escrow Agreement constitutes the entire
agreement between the parties with reference to the subject matter thereof and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

     11. Binding Effect and Benefits.   This Escrow Agreement shall inure to the
benefit of and be binding upon the parties hereto and their respective successors, assigns heirs and legal representatives. Nothing in this Agreement expressed or implied is intended to confer on any person other than the parties hereto or their respective successors, assigns, heirs and legal representatives, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     12. Waivers.   The waiver by any party hereto of a breach of any of the
provisions of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

     13. Counterparts.   This Agreement may be executed in one or more
counterparts, each which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     14. Governing Law.   This Agreement shall be governed by and construed in
accordance with the laws of the State of New York without regard to its principles of conflicts of laws and any action brought hereunder shall be brought in the courts of the State of New York, located in the County of New York. Each party hereto irrevocably waives any objection on the grounds of venue, forum nonconveniens or any similar grounds and irrevocably consent to service of process by mail or in any other manner permitted by applicable law and consents to the jurisdiction of said courts.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

                                          USLIFE Income Fund, Inc.

                                          By:
                                             -----------------------------------
                                             Norman Jaskol
                                             President

                                          USLIFE Advisors, Inc.

                                          By:
                                             -----------------------------------
                                             Norman Jaskol
                                             Chairman, President and
                                             Chief Executive Officer

                                          The Chase Manhattan Bank,
                                                as Escrow Agent

                                          By:
                                            ------------------------------------

                                   SCHEDULE 1

                            USLIFE INCOME FUND, INC.

     On this             day of September, 1997, I [NAME], hereby certify that I
am the duly appointed and elected [OFFICER] of USLIFE Income Fund, Inc. ("Fund") and further certify as follows:

     1. I am not an interested person of USLIFE Advisers, Inc. ("Adviser").

     2. The Investment Advisory Agreement between the Fund and the Adviser dated May 14, 1997 ("Agreement") has been approved by the shareholders of the Fund by the requisite shareholder vote.

     3. All fees earned by the Adviser under the Agreement, together with any interest earned, that have been paid by the Fund to an escrow account administered by The Chase Manhattan Bank as escrow agent ("Escrow Agent"), shall be paid by the Escrow Agent to the Adviser as of the date first above written.

     4. The Board of Directors of the Fund has been duly notified that this Certificate, has been executed and delivered to the Escrow Agent.

     IN WITNESS WHEREOF, the undersigned has caused this certificate to be
executed by its duly authorized officer on this             day of September,
1997.

                                          USLIFE INCOME FUND, INC.

                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                   SCHEDULE 2

                            USLIFE INCOME FUND, INC.

     On this             day of September, 1997, I, (NAME), hereby certify that
I am duly appointed and elected [OFFICER] of USLIFE Income Fund, Inc. ("Fund") and further certify as follows:

     1. I am not an interested person of USLIFE Advisers, Inc. ("Adviser").

     2. The Investment Advisory Agreement between the Fund and the Adviser dated May 14, 1997 ("Agreement") has not been approved by the shareholders of the Fund by the requisite shareholder vote.

     3. All fees earned by the Adviser under the Agreement, together with any interest earned, that have been paid by the Fund to an escrow account administered by The Chase Manhattan Bank as escrow agent ("Escrow Agent"), shall be paid by the Escrow Agent to the Fund to the Adviser as of the date first above written.

     4. The Board of Directors of the Fund has been duly notified that this Certificate has been executed and delivered to the Escrow Agent.

     IN WITNESS WHEREOF, the undersigned has caused this certificate to be
executed by its duly authorized officer on this             day of September,
1997.

                                          USLIFE INCOME FUND, INC.

                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                   SCHEDULE 3

                     TELEPHONE NUMBER(S) FOR CALL-BACKS AND
          PERSON(S) DESIGNATED TO CONFIRM FUNDS TRANSFER INSTRUCTIONS

If to Fund:

              NAME               TELEPHONE NUMBER
     -----------------------     -----------------
     Erica Goldenberg            (212) 709-6230
     Linda Miller                (212) 709-6000

If to Adviser:

              NAME               TELEPHONE NUMBER
     -----------------------     -----------------
     Norman Jaskol               (713) 831-5322
     Cynthia A. Toles            (713) 831-5065

Telephone call-backs shall be made to each of the Fund and the Adviser if joint instructions are required pursuant to the Agreement.

                                   EXHIBIT B

                         INVESTMENT ADVISORY AGREEMENT
                                    BETWEEN
                            USLIFE INCOME FUND, INC.
                                      AND
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

     AGREEMENT made this 24th day of September, 1997 by and between USLIFE Income Fund, Inc., a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company ("Fund"), and USLIFE Advisers, Inc., a Texas life insurance company (the "Adviser").

     1. Subject to the supervision of the Fund's Board of Directors, the Adviser will provide the Fund with an investment program complying with the investment objectives, policies and restrictions of the Fund and, in carrying out such program, will be responsible for the investment and reinvestment of the Fund's assets. The Adviser will maintain a trading desk and place all orders for the purchase and sale of portfolio investments for the Fund's account with brokers or dealers selected by the Adviser, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers selected by the Adviser, subject to the Adviser's control, direction and supervision.

     The Adviser will perform and bear the cost of research, statistical analysis and continuous supervision of the Fund's investment portfolio. At its own expense, the Adviser will also (i) furnish to the Fund office space and all ordinary and necessary office facilities, equipment and personnel for managing the affairs of the Fund and (ii) bear the cost of fees, salaries or other remuneration of directors and officers of the Fund who also serve as directors, officers or employees of the Adviser or any of its affiliated companies; provided, that the Fund will bear the remuneration and other expenses attributable to the offices of the Fund's Secretary and Treasurer and personnel operating under their direction in an amount not more than $50,000 per year.

     2. It is understood that the Fund will pay all its expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Fund shall include, without limitation, interest charges, taxes, fees and commissions of every kind, expenses of issue, sale, repurchase, or reissue of shares, expenses of registering or qualifying shares for sale, proxy solicitation fees, charges of custodians (including sums as custodian and for keeping books and similar services to the Fund), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services and salaries, fees or other remuneration of persons who are not officers, directors or employees of the Adviser or any of its affiliated companies, and other expenses not expressly assumed by the Adviser hereunder.

     3. For the services furnished by the Adviser hereunder, the Fund shall pay the Adviser as soon as practicable after the last day of each month, an amount equal to (i) .04167% of the net asset value of the Fund less net investment income for such month as of the close of business on the last business day in the month plus (ii) 2.5% of the sum of (a) the Fund's dividend and interest income minus (b) interest on borrowed funds during such month; provided, however, that if expenses borne by the Fund (including fees payable to the Adviser hereunder but excluding interest, taxes, brokerage fees and, where permitted, extraordinary expenses) in any fiscal year exceed expense limitations imposed by state securities administrators, as the same shall be applicable from time to time, the Adviser shall reimburse such excess to the Fund.

     The Adviser shall promptly reduce its monthly fee hereunder by the amount of any commissions, tender and exchange offer solicitation fees, other fees, or similar payments received by the Adviser, or any affiliated person of the Adviser, in connection with any of the Fund's portfolio transactions, less the amount of any direct expenses incurred by the Adviser or any affiliated person of the Adviser, in obtaining such commissions, fees, or payments.

     For the purpose of computing this fee the net asset value will be calculated in accordance with generally accepting accounting principles and, hence, will be on an accrual basis. Dividend and interest income is defined as the net income of the Fund calculated in accordance with generally accepted accounting principles but will exclude (a) amortization of premiums or accrual of discounts except for original issue discounts which will be accrued consistent with Federal Income Tax Regulations, and (b) capital gains or losses.

     Consistent with accrual accounting principles, expenses incurred but not paid and interest and dividend income earned but not received will be accrued in arriving at income for fee purposes.

     4. With respect to the period immediately following the commencement of this Agreement and in case of termination of this Agreement during any month, the fee for that month payable in accordance with item (i) of paragraph 3 shall be prorated on the basis of the number of calendar days during which it is in effect.

     5. The Adviser shall, during the term of this Agreement, be entitled to render investment advisory services to others, including without limitation, other investment companies with similar objectives to those of the Fund. The Adviser may, when it deems such to be advisable, aggregate orders for its other customers together with any securities of the same type to be sold or purchased for the Fund in order to obtain best execution and lower brokerage commissions. In such event, the Adviser shall allocate the shares so purchased or sold, as well as the expense incurred in the transaction, in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and the Adviser's other customers.

     Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser who may also be a director, officer or employee of the Fund to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

     6. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

     7. The Adviser shall provide for the placement of orders for the purchase and sale of portfolio securities for the Fund. In connection therewith, the Adviser shall use its best efforts to obtain for the Fund the most favorable overall price and execution. The Adviser shall also use its best efforts to obtain for the Fund any tender and exchange offer solicitation fees, other fees, and similar payments available in connection with the portfolio transactions of the Fund. Subject to prior authorization by the Fund's Board of Directors of appropriate policies and procedures, the Adviser may cause the Fund to pay to a broker a commission for effecting a portfolio transaction in excess of the commission another broker would have charged for effecting the same transaction, if the first broker provided brokerage and/or research services, including statistical data, to the Adviser. The Adviser shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement or otherwise, solely by reason of acting according to such authorization.

     In connection with purchases or sales of securities for the investment portfolio of the Fund, neither the Adviser nor its officers or employees will act as a principal or agent for any party other than the Fund or receive any commissions. The Adviser will comply with all applicable laws in acting hereunder including, without limitation, the 1940 Act; the Investment Advisers Act of 1940, as amended; and all rules and regulations promulgated under the foregoing.

     8. The Adviser shall maintain records adequately demonstrating compliance with its obligations under this Agreement and shall report periodically to the Fund's Board of Directors regarding the performance of services under this Agreement.

     9. In connection with the rendering of the services required to be provided by the Adviser under this Agreement, the Adviser may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, make use of its affiliated companies and their employees; provided that the Adviser shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by this Agreement and that all costs and expenses associated with the providing of services by any such companies or employees and required by this Agreement to be borne by the Adviser shall be borne by the Adviser or its affiliated companies.

     10. This Agreement shall become effective as of the date it is approved by a majority of the outstanding voting securities of the Fund, and unless sooner terminated as hereinafter provided, shall remain in force for an initial term of two years from the date of execution, and from year to year thereafter, but only as long as such continuance is specifically approved at least annually (i) by a vote of a majority of the outstanding voting securities of the Fund or by the Directors of the Fund, and (ii) by a majority of the Directors of the Fund who are not interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

     11. This Agreement may be terminated by the Board of Directors of the Fund, the vote of a majority of the outstanding voting securities of the Fund or by the Adviser, on not more than 60 nor less than 30 days prior written notice, without the payment of any penalty. This Agreement shall terminate immediately in the event of its assignment, unless an order is issued by the Securities and Exchange Commission ("SEC") conditionally or unconditionally exempting such assignment from the provisions of Section 15(a) of the 1940 Act, in which event this Agreement shall remain in full force and effect subject to the terms and provisions of said order. In interpreting the provisions of this paragraph 11, the definitions contained in Section 2(a) of the 1940 Act and the applicable rules under the 1940 Act (particularly the definitions of "interested person," "assignment," and "vote of a majority of the outstanding voting securities") shall be applied.

     12. This Agreement shall be interpreted in accordance with applicable federal securities laws and provisions, including definitions therein and such exemptions as may be granted to the Adviser or the Fund by the SEC or such interpretative positions as may be taken by the SEC or its staff. To the extent that the applicable law of the State of Texas, or any of the provisions herein shall conflict with applicable provisions of the federal securities laws, the latter shall control.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date first above written.

                                          USLIFE Income Fund, Inc.


Attest:                                   By:
----------------------------------------- --------------------------------------
                                                          President

                                          The Variable Annuity Life Insurance
                                          Company


Attest:                                   By:
----------------------------------------- --------------------------------------
                                                          President

                            USLIFE INCOME FUND, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby appoints Norman Jaskol, Leon Olver and Cynthia Toles as proxies, each with the powers to act alone and to appoint his or her substitute, and hereby authorizes them to represent and vote, as designated herein, all the shares of Common Stock of USLIFE Income Fund, Inc. which the undersigned is entitled to vote as of August 6, 1997, the record date, at the Annual Meeting of Shareholders to be held September 24, 1997, or any adjournment thereof.


                    THIS PROXY IS CONTINUED ON THE REVERSE.

                 PLEASE SIGN ON THE REVERSE AND RETURN PROMPTLY





                           USLIFE INCOME FUND, INC.

                        ANNUAL MEETING OF SHAREHOLDERS

                        WEDNESDAY, SEPTEMBER 24, 1997
                                  11:00 A.M.
                              2929 ALLEN PARKWAY
                             HOUSTON, TEXAS 77019
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This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.  If     Please mark
no direction is made, this Proxy will be voted FOR the approval of the Interim Advisory Agreement, FOR the approval   your vote as
of the New Advisory Agreement, FOR the nominees named in Item 3, FOR the selection of the auditors named in item      indicated in
4 and FOR the Proposal in Item 5.  All items are proposed by the USLIFE Income Fund, Inc. ("Fund").                   this example

                                                                                                                          X
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THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S SHAREHOLDERS VOTE "FOR" EACH
OF THE FOLLOWING PROPOSALS:

Item 1 - Proposal to approve the Interim Investment Advisory Agreement between the Fund and USLIFE Advisers, Inc.

       For          Against        Abstain

       [ ]            [ ]            [ ]

Item 2 - Proposal to approve the NewIinvestment Advisory Agreement between the Fund and The Variable Annuity Life Insurance Company.

       For          Against        Abstain

       [ ]            [ ]            [ ]

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Item 3 - Election of the following nominees as Director:    Dr. Norman Hackerman, Dr. John W. Lancaster,
                                                             Dr. Robert Paulsen, Dr. R. Miller Upton, Ben H. Love
                                                             and Craig R. Rodby
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       For          Against     YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE
                                BY LINING THROUGH OR OTHERWISE STRIKING OUT THE
                                NAME OF ANY NOMINEE.
       [ ]            [ ]
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Item 4 - Proposal to ratify the appointment of KPMG Peat Marwick LLP as independent auditors of the Fund


       For          Against        Abstain

       [ ]            [ ]            [ ]

Item 5 - Proposal to amend the Fund's fundamental investment restrictions to permit the Fund to invest up to 20% of its total assets in foreign securities.


       For          Against        Abstain

       [ ]            [ ]            [ ]
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Item 6 - In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


                         Please sign as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                         Dated:                                     , 1997
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                                          Signature


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                                          Signature

                                Please sign, date and mail your
                                      proxy card promptly!